Exhibit 10.4

TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT (the “Agreement”) is effective as of June 1, 2006 (the “Effective Date”), among Education Management Corporation, a Pennsylvania corporation (“EDMC”), American Educations Centers, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of EDMC (“AEC”), and Education Management LLC, a Delaware limited liability company and indirect, wholly-owned subsidiary of EDMC (“EM LLC”).

WITNESSETH:

WHEREAS, pursuant to the Asset Contribution Agreement between EDMC and EM LLC dated June 1, 2006, EDMC contributed substantially all of its assets and liabilities (including those of AEC) (“the “Transferred Assets”) to EM LLC; and

WHEREAS, the Transferred Assets include all of EDMC’s and AEC’s right title and interest in and to the trademarks, service marks and trade names set forth on Schedule A (the “Marks”);

NOW, THEREFORE, for good and valuable consideration (including that recited in the Asset Contribution Agreement),

1. EDMC and AEC hereby grant, convey and assign to EM LLC, by execution hereof, all of their right, title and interest in and to the Marks, including all goodwill appurtenant to such Marks, to be held and enjoyed by EM LLC, its successors and assigns.

2. EDMC and AEC further grant, convey and assign to EM LLC all of their right, title and interest in and to any and all proceeds, causes of action and rights of recovery for past and future infringement of the Marks, as well as all rights of renewal and extension of the Marks that are or may be secured in the United States, its territories and possessions and throughout the world, now or hereinafter in effect.

3. This Assignment is subject to any and all licenses or other rights that may have been granted by EDMC or AEC or their predecessors in interest with respect to the Marks prior to the Effective Date.

4. EM LLC is a successor to the ongoing and existing business of EDMC and AEC to which the Marks pertain for purposes of 15 U.S.C. § 1060.

5. This Agreement shall be deemed effective as between the parties as of the Effective Date.

6. EDMC and AEC will, without additional consideration, take such further actions and execute promptly such further documents as are necessary or desirable to transfer, vest, record and perfect good, valid and marketable title to the Marks in EM LLC. EDMC and AEC hereby authorize EM LLC to request the relevant government entity or agency, in each applicable country or jurisdiction, to record EM LLC as the assignee and owner of the Marks.

7. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first above written.

EDUCATION MANAGEMENT CORPORATION

Name:
Title:
Date:

AMERICAN EDUCATION CENTERS, INC.

Name:
Title:
Date:

2

SCHEDULE A

Education Management Corporation

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
Al (Stylized)	United States	Registered	8/24/1999	75/783,586	2,371,036	7/25/2000	7/25/2010	Renewal due

Our Ref 05662 0098 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Al (Stylized)	China	Registered			3429624	6/14/2004	6/14/2014	Renewal due

Our Ref 05662 0098 0013 9 Class 41	Goods/Services: Schools (education); correspondence courses; physical education; instruction; training; education; instruction; educational information; educational assessments (educational or training consulting);
arranging or organizing educational discussions; arranging or organizing meetings; arranging or organizing conferences; organizing cultural or educational exhibits; organizing or arranging seminars; book publications
(excluding advertising materials); textbook publication (excluding advertising materials); publication of manuals; publication of textbook publication (excluding advertising materials); publication of manuals;
publication of on-line books; printing on-line; providing on-line electronic publications (excluding what can be downloaded) (commercial products
			suspended); in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Al (Stylized)	China	Registered			3429609	8/28/2004	8/28/2014	Renewal due

Our Ref 05662 0098 0013 9 Class 14	Goods/Services: Necktie clips; awards/prizes; decorative pins; headgear ornaments (made of rare metals); brooches (jewelry); necktie clips
(necktie decorative pins); necktie pins; key chains (small ornaments,
			short decorative chains) (commercial products suspended), In Class 14.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
Al (Stylized)	China	Registered			3429626	10/7/2004	10/7/2014	Renewal due

Our Ref 05662 0098 0013 9 Class 21	Goods/Services: Daily-use dinnerware (cups, plates, kettles, jugs); daily-use chinaware (basins, bowls, plates, kettles, cutlery, jugs, pitchers), daily-use ceramic ware (basins, bowls, plates, jugs, pitchers, hot pots, kettles, ceramic eating utensils); glass cups (containers) (commercial products suspended), in
			Class 21.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Al (Stylized)	China	Registered			3429608	12/28/2004	12/28/2014	Renewal due

Our Ref 05662 0098 0013 9 Class 16	Goods/Services: Printed time schedules; printed publications; instructional manuals; magazines (periodicals); binders, folders (stationery); folders (office supplies); paperweights; stationery; school supplies (stationery); writing implements; educational materials (excluding writing implements)
			(commercial products suspended), in Class 16.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Al (Stylized)	Canada	Registered	1/15/2002	1,127,585	TMA611,020	5/25/2004	5/25/2019	Renewal due

Our Ref 05662 0098 00 0013 1 Class 41			Goods/Services: Education services, namely, providing courses of instruction at the post-secondary level in the fields of design, media arts, culinary arts, and fashion, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
AI ART INSTITUTE INTERNATIONAL & Design	United States	Registered	12/27/1989	74/014,617	1,652,020	7/23/1991	7/23/2011	Renewal due

Our Ref 05662 0033 00 0000 0 Class 41	Goods/Services: Education services, namely, conducting classes and seminars in the fields of visual communication arts and design; interior and industrial design; fashion design, illustration and marketing, music
			and video business; travel and tourism; and photography, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

AI THE ART INSTITUTE OF TORONTO (Stylized)	Canada	Pending / Published	7/13/2005	1,264,736

Our Ref 05662 0185 00 0013 1 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

AI THE ART INSTITUTE OF VANCOUVER (Stylized)	Canada	Pending / Published	7/13/2005	1,264,731

Our Ref 05662 0186 00 0013 1 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

AI THE ART INSTITUTES INTERNATIONAL	United States	Registered	10/9/1997	75/371,697	2,262,221	7/20/1999	7/20/2009	Renewal due

Our Ref 05662 0035 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
AMERICA’S LEADER IN CREATIVE EDUCATION	United States	Pending	8/30/2005	78/703,333

Our Ref 05662 0224 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level.

Owner: Education Management LLC (as assignee of Education Management Corporation)

AMERICA’S LEADER IN CREATIVE EDUCATION	United States	Registered	10/13/1999	75/822,277	2,495,162	10/2/2001	10/2/2007	Section 8 & 15 Affidavit due

Our Ref 05662 0089 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level in the fields of design, media arts, culinary arts and fashion.

Owner: Education Management LLC (as assignee of Education Management Corporation)

AMERICAN EDUCATION CENTERS	United States	Registered	8/19/1998	75/539,195	2,334,702	3/28/2000	3/28/2006	Section 8 & 15 Affidavit due

Our Ref 05662 0211 00 0000 0 Class 41	Goods/Services: Providing vocational and career educational services to post-
secondary students, namely, training courses, seminars and diploma programs in the fields of business and business administration, healthcare, medicine,
			law, computer technology and real estate. In Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
ARGOSY UNIVERSITY	United States	Registered	6/25/2002	76/425,388	2,719,073	5/27/2003	5/27/2009	Section 8 & 15 Affidavit

Our Ref 05662 0113 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ARGOSY UNIVERSITY LOGO	China	Registered			3451813	6/21/2004	6/21/2014	Renewal due

Our Ref 05662 0114 0013 9 Class 41	Goods/Services: Schools (education); correspondence courses; physical education; instruction; training; education; instruction; educational information; educational assessments (educational or training consulting);
arranging or organizing educational discussions; arranging or organizing meetings; arranging or organizing conferences; organizing cultural or educational exhibits; organizing or arranging seminars; book publications
(excluding advertising materials); textbook publication (excluding advertising materials); publication of manuals; publication of on-line books; printing on on-line; providing on-line electronic publications
(excluding what can be downloaded) (commercial products suspended), in
			Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ARGOSY UNIVERSITY LOGO	China	Registered			3451818	08/28/2004	08/28/2014	Renewal Due

Our Ref 05662 0114 0013 9 Class 14	Goods/Services: Necktie clips; awards/prizes; decorative pins; headgear ornaments (made of rare metals); brooches (jewelry); necktie clips (necktie decorative pins); necktie pins; key chains (small ornaments, short
			decorative chains) (commercial products suspended), in Class 14.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
ARGOSY UNIVERSITY LOGO	China	Registered			3451815	12/14/2004	12/14/2014	Renewal due

Our Ref 05662 0114 0013 9 Class 21	Goods/Services: Daily-use dinnerware (cups, plates, kettles, jugs);
daily-use chinaware (basins, bowls, plates, kettles, cutlery, jugs, pitchers), daily-use ceramic ware (basins, bowls, plates, jugs, pitchers, hot pots, kettles, ceramic eating utensils); glass cups (containers) (commercial
			production suspended), in Class 21.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ARGOSY UNIVERSITY LOGO	China	Registered			3451814	1/14/2005	1/14/2015	Renewal due

Our Ref 05662 0114 0013 9 Class 25			Goods/Services: Clothing; overcoats; shirts; sport shirts; T-shirts; hats (visors), in Class 25.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ARGOSY UNIVERSITY LOGO	China	Registered			3451816	1/28/2005	1/28/2015	Renewal due

Our Ref 05662 0114 0013 9 Class 18			Goods/Services: Student book bags; book bags; backpacks; tote bags; handbags; briefcases; special fabric backpacks; key cases (leather); folders (leather) (commercial products suspended), in Class 18.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ARGOSY UNIVERSITY LOGO (w/flame design)	United States	Registered	6/25/2002	76/425,389	2,719,074	5/27/2003	5/27/2009	Section 8 & 15 Affidavit

Our Ref 05662 0114 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
ART INSTITUTE OF ATLANTA	United States	Registered	9/15/1989	73/825,593	1,604,098	6/26/1990	6/26/2010	Renewal due

Our Ref 05662 0038 00 0000 0 Class 41	Goods/Services: Education services, namely post secondary instruction in the fields of visual communication arts and design; interior and landscape design; fashion illustration and marketing; music and video
			business; and photography, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ART INSTITUTE OF FORT LAUDERDALE	United States	Registered	9/15/1989	73/825,620	1,601,475	6/12/1990	6/12/2010	Renewal due

Our Ref 05662 0037 00 0000 0 Class 41	Goods/Services: Educational services, namely post secondary instruction in the fields of visual communication arts and design, interior design;
fashion design; illustration and marketing; music and video business;
			photography; and travel and tourism, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ART INSTITUTE OF HOUSTON	United States	Registered	9/15/1989	73/825,669	1,602,967	6/19/1990	6/19/2010	Renewal due

Our Ref 05662 0040 00 0000 0 Class 41			Goods/Services: Education services, namely post secondary instruction in the fields of visual communication arts and design; interior design; fashion marketing; and photography, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ART INSTITUTE OF PHILADELPHIA	United States	Registered	9/15/1989	73/825,667	1,605,991	7/10/1990	7/10/2010	Renewal due

Our Ref 05662 0041 00 0000 0 Class 41			Goods/Services: Education services, namely post secondary instruction in the fields of visual communication arts and design; interior design; fashion marketing; and photography, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
ART INSTITUTE OF SEATTLE	United States	Registered	9/15/1989	73/825,672	1,604,099	6/26/1990	6/26/2010	Renewal due

Our Ref 05662 0042 00 0000 0 Class 41	Goods/Services: Educational services, namely post secondary instruction in the fields of visual communication arts and design; interior and industrial design; fashion design and marketing; travel and tourism; music and video business; and photography, in
			Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

ASSIGNMENTS RESTAURANT	United States	Registered	7/9/2003	76/528,594	2,859,720	7/6/2004	7/6/2010	Section 8 & 15 Affidavit due

Our Ref 05662 0136 00 0000 0 Class 41, 43			Goods/Services: Educational services, namely, offering courses of instruction at the post secondary level, in Class 41; restaurant and catering services, in Class 43.

Owner: Education Management LLC (as assignee of Education Management Corporation)

BEST TEEN CHEF	Canada	Pending	8/3/2004	1,225,669			7/27/2006	Response to 2nd Office Action due.

Our Ref 05662 0142 00 0013 1 Class 41			Goods/Services: Conducting culinary competitions, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

BEST TEEN CHEF	United States	Registered	2/4/2004	76/573,845	2,926,054	2/8/2005	2/8/2011	Section 8 & 15 Affidavit due

Our Ref 05662 0142 00 0000 0 Class 41			Goods/Services: Conducting culinary competitions, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
BEST TEEN CHEF IN AMERICA	United States	Registered	8/5/2002	76/438,098	2,772,749	10/7/2003	10/7/2009	Section 8 & 15 Affidavit due

Our Ref 05662 0121 00 0000 0 Class 41			Goods/Services: Conducting culinary competitions, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

BROWN MACKIE COLLEGE	United States	Registered	6/22/2004	76/598,532	2,975,531	7/26/2005	7/26/2011	Section 8 & 15 Affidavit due

Our Ref 05662 0154 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the post secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

BROWN MACKIE College Logo (Fleur-de-lis)	United States	Pending/ Published	12/3/2004	78/526,563

Our Ref 05662 0192 00 0000 0 Class 41			Goods/Services: Educational services, namely, conducting courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

CI (Stylized)	Canada	Pending	11/17/2004	1,237,578			7/9/2006	Response Due

Our Ref 05662 0152 00 0013 1 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
CI (Stylized)	United States	Registered	5/27/2004	76/594,525	3,043,639	1/17/2006	1/17/2012	Section 8 & 15 Affidavit due

Our Ref 05662 0152 00 0000 0 Class 41			Goods/Services: Educational services, namely providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

CI THE CULINARY INSTITUTE OF VANCOUVER & Design	Canada	Pending	4/13/2005	1,254,000			5/11/2006	Response Due

Our Ref 05662 0174 00 0013 1 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

EDMC EDUCATION FOUNDATION	United States	Registered	10/24/2002	76/461,907	2,769,060	9/30/2003	9/30/2009	Section 8 & 15 Affidavit due

Our Ref 05662 0118 00 0000 0 Class 36			Goods/Services: Educational fund raising services; financial management, namely, management and distribution of scholarship funds, in Class 36.

Owner: Education Management LLC (as assignee of Education Management Corporation)

MIAMI INTERNATIONAL UNIVERSITY OF ART AND DESIGN	United States	Registered	1/6/2003	76/480,568	2,902,717	11/16/2004	11/16/2010	Section 8 & 15 Affidavit due

Our Ref 05662 0129 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the post secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
NCPT	United States	Registered	2/2/2000	75/908,483	2,412,620	12/12/2000	6/12/2007	Grace Period Declaration of Use due

Our Ref 05662 0050 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

NORTH AMERICA’S LEADER IN CREATIVE EDUCATION	Canada	Pending/ Opposed	8/4/2004	1,225,920

Our Ref 05662 0177 00 0013 1 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the college level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

PERSONAL ATTENTION, PROFESSIONAL GROWTH	United States	Pending / Published	10/15/2004	78/500,541

Our Ref 05662 0188 00 0000 0 Class 41			Goods/Services: Educational services, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

SOCRATES DISTANCE LEARNING TECHNOLOGIES GROUP	United States	Registered	4/6/2001	76/241,688	2,655,861	12/3/2002	12/3/2008	Section 8 & 15 Affidavit due

Our Ref 05662 0080 00 0000 0 Class 41			Goods/Services: Educational services, namely, developing and providing online courses of instruction for others in the field of distance education and e-learning, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
TALK-ON!	Canada	Pending	12/3/2004	1,239,599

Our Ref 05662 0147 00 0013 1 Class 38			Goods/Services: Providing an online forum for the transmission of messages among computer users concerning education, career topics, and other topics of interest of students, in Class 38.

Owner: Education Management LLC (as assignee of Education Management Corporation)

TALK-ON!	United States	Registered	6/3/2004	76/595,258	2,964,856	7/5/2005	7/5/2011	Section 8 & 15 Affidavit

Our Ref 05662 0147 00 0000 0 Class 38			Goods/Services: Providing an online forum for the transmission of messages among computer users concerning education, career topics, and other topics of interest to students, in Class 38.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF CALIFORNIA	United States	Pending / Published	3/17/2005	78/589,089

Our Ref 05662 0102 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF CHARLESTON	United States	Pending	4/26/2004	78/408,017

Our Ref 05662 0150 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE OF CHARLOTTE	United States	Pending / Published	3/15/2005	78/587,530			4/4/2006	Response due

Our Ref 05662 0205 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF CHARLOTTE	United States	Registered	4/13/1999	75/682,285	2,411,522	12/5/2000	12/5/2006	Section 8 & 15 Affidavit due

Our Ref 05662 0087 00 0000 0 Class 41			Goods/Services: Education services primarily for post high school services, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF COLORADO	United States	Pending	9/9/2005	78/709,853

Our Ref 05662 0225 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF COLORADO	United States	Registered	7/13/1999	75/751,856	2,378,294	8/15/2000	8/15/2006	Section 8 & 15 Affidavit due

Our Ref 05662 0096 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the post-secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE OF DALLAS	United States	Registered	2/12/1990	74/028,475	1,621,670	11/6/1990	11/6/2010	Renewal due

Our Ref 05662 0043 00 0000 0 Class 41	Goods/Services: Educational services - namely post-secondary instruction in the fields of visual communication arts and design, fashion merchandising, music and video business, interior design, and photography, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF INDIANAPOLIS	United States	Pending	11/1/2004	78/508,949			7/17/2006	Response Due

Our Ref 05662 0195 00 0000 0 Class 41	Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level

Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF JACKSONVILLE	United States	Pending	11/1/2004	78/508,936			7/17/2006	Response Due

Our Ref 05662 0199 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF LAS VEGAS	United States	Registered	1/17/2001	76/195,048	2,555,535	4/2/2002	4/2/2008	Section 8 & 15 Affidavit due

Our Ref 05662 0107 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE OF MICHIGAN	United States	Pending	3/12/2004	78/383,019			5/29/2006	Response due

Our Ref 05662 0144 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF NEW YORK CITY	United States	Registered	11/28/2000	76/171,802	2,664,210	12/17/2002	12/17/2008	Section 8 & 15 Affidavit due

Our Ref 05662 0023 02 0200 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level in the fields of design, media arts, culinary arts, and fashion, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF OHIO	United States	Registered	5/26/2004	78/425,639	2,984,379	8/9/2005	4/1/2009	Opening of period to update mark to Principal Register

Our Ref 05662 0139 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF ORLANDO	United States	Pending	9/2/2004	78/477,828			5/9/2006	Response Due

Our Ref 05662 0187 00 0000 0 Class 41			Goods/Services: Education services, namely, providing courses of instruction at the post secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE OF PENNSYLVANIA	United States	Pending/ Published	12/9/2003	76/564,127			9/13/2006	Statement of Use due

Our Ref 05662 0140 00 0000 0 Class 41			Goods/Services: Educational services, namely, offering courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF PHOENIX	United States	Registered	10/31/2003	76/555,890	2,903,000	11/16/2004	11/16/2010	Section 8 & 15 Affidavit

Our Ref 05662 0138 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF PITTSBURGH	United States	Registered	9/18/1989	73/825,945	1,602,968	6/19/1990	6/19/2010	Renewal due

Our Ref 05662 0036 00 0000 0 Class 41	Goods/Services: Education services, namely post secondary instruction in the fields of visual communication arts and design; interior design; fashion illustration and marketing; music and video business; and photography, in
Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF PORTLAND	United States	Pending / Published	3/15/2005	78/587,638			4/4/2006	Response due

Our Ref 05662 0210 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE OF PORTLAND	United States	Registered	7/13/1999	75/751,855	2,381,997	8/29/2000	8/29/2006	Section 8 & 15 Affidavit due

Our Ref 05662 0060 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the post-secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF RALEIGH	United States	Pending	11/1/2004	78/508,945			7/3/2006	Response Due

Our Ref 05662 0197 00 0000 0 Class 41	Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level
Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF ST. LOUIS	United States	Pending	11/3/2004	78/510,485			6/13/2006	Response to Second Office Action due

Our Ref 05662 0126 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE OF TAMPA	United States	Registered	9/11/2002	76/449,231	2,955,815	5/24/2005	5/24/2011	Section 8 & 15 Affidavit due

Our Ref 05662 0025 02 0200 0 Class 41			Goods/Services: Educational services, namely, offering courses of instruction at the post secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF TENNESSEE	United States	Pending	5/21/2004	78/423,203			8/7/2006	Response due

Our Ref 05662 0151 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF WASHINGTON	United States	Published	3/15/2005	78/587,607

Our Ref 05662 0206 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ART INSTITUTE OF WASHINGTON	United States	Registered	8/11/1999	75/773,202	2,382,003	8/29/2000	8/29/2006	Section 8 & 15 Affidavit due

Our Ref 05662 0090 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the post-secondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE ART INSTITUTE ONLINE	United States	Registered	12/9/2002	76/476,773	2,880,785	9/7/2004	9/7/2010	Section 8 & 15 Affidavit due

Our Ref 05662 0095 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the post secondary level in the fields of design and media arts, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE CULINARY INSTITUTE OF LAS VEGAS	United States	Registered	5/21/2004	78/423,155	2,974,940	7/19/2005	7/18/2009	Update mark to Principal Register

Our Ref 05662 0145 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ILLINOIS INSTITUTE OF ART	United States	Pending	9/15/2005	78/713,494

Our Ref 05662 0226 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE ILLINOIS INSTITUTE OF ART	United States	Registered	1/24/2000	75/902,046	2,409,652	11/28/2000	11/28/2006	Section 8 & 15 Affidavit due

Our Ref 05662 0048 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

Mark	Country	Status	Appl. Date	Appl. No.	Reg. No.	Reg. Date	Next Deadline	Comments
THE NATIONAL CENTER FOR PARALEGAL TRAINING	United States	Registered	2/2/2000	75/908,482	2,447,724	5/1/2001	5/1/2007	Section 8 & 15 Affidavit due

Our Ref 05662 0049 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE NEW ENGLAND INSTITUTE OF ART	United States	Registered	4/25/2001	76/246,053	2,568,701	5/7/2002	5/7/2008	Section 8 & 15 Affidavit due

Our Ref 05662 0106 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

THE NEW YORK RESTAURANT SCHOOL	United States	Registered	6/5/2000	76/062,954	2,473,465	7/31/2001	7/31/2007	Section 8 & 15 Affidavit due

Our Ref 05662 0046 00 0000 0 Class 41			Goods/Services: Educational services, namely, providing courses of instruction at the postsecondary level, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

WE’RE OUT THERE	Canada	Pending	11/4/2005	1,278,567

Our Ref 05622 0212 00 0013 1 Class 41			Goods/Services: Educational services, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)

WE’RE OUT THERE	United States	Pending	5/9/2005	78/625,670

Our Ref 05622 0212 00 0000 0 Class 41			Goods/Services: Educational services, in Class 41.

Owner: Education Management LLC (as assignee of Education Management Corporation)